Dear Shareholder:

We are pleased to enclose the annual report of the operations of South Dakota Tax-Free Fund, Inc. for the year ended December 31, 1998. The Fund's portfolio and related financial statements are presented within for your review.

As we end 1998, the U.S. economy exhibited more strength than expected. While there has been some weakening in factory orders reflective of foreign competition, the housing market and domestic consumer sales have been strong. Much of this strength can be contributed to the way computer technology has allowed productivity to increase in the U.S.

In addition to new efficient technology, the U.S. is poised to benefit from free international trade. The recent trade deficit has restrained U.S. growth, but at the same time has kept inflation low. However, with the U.S. dollar declining relative to Asian currencies and Europe improving, international trade should become less of a drag on the U.S. economy. This, along with an already robust domestic economy, should help the U.S. prosper.

The main story for municipal investors in 1998 was the increase in the ratio between municipal and Treasury yields. At the beginning of the year, municipals were yielding 87% as much as the 30-year Treasury bond. By year-end, that ratio had climbed to 98%. As yields on the 30-year Treasury bond fell from 5.92% to 5.09%, municipal yields dropped from 5.15% to 5.00%. This abnormal relationship does not appear to be a concern over possible tax law changes, but results from foreign and domestic investor demand for U.S. Treasuries in times of economic turmoil abroad. Restoring municipals and Treasuries to a more normal relationship will likely result as the U.S. trade deficit puts downward pressure on the dollar, thus weakening foreign support for Treasuries.

Municipal bonds remain ridiculously cheap (in terms of price) by historical standards. Normally, buyers pay for the tax benefits of municipals by getting a lower return. Today, however, investors are saving on taxes without giving up return. Faced with a choice of paying taxes on investment income or not, what would you do?

The South Dakota Tax-Free Fund, Inc. began the year at $10.49 and closed the year at $10.38. The South Dakota Tax-Free Fund, Inc., at times during the year, utilized a defensive position in U.S. Treasury futures to minimize the effects of strong economic growth. Share price was tempered as yields on U.S. Treasuries dropped to record lows in the fall and stabilized share price as yields rose in the latter part of the year. Stability of share price is the primary objective of a defensive position.

The Fund continues to invest in high-grade South Dakota tax-exempt bonds. Diversification remains an important strategy for the Fund. Purchases throughout the year in the primary and secondary markets include South Dakota Housing Authority and South Dakota Health Facilities for Rapid City Regional Hospital issues.

Income exempt from federal and South Dakota income taxes with preservation of capital remain the chief objectives of the Fund.

Your calls and personal visits are always welcome.

Sincerely,




Monte L. Avery				Robert E.Walstad
Chief Portfolio Strategist			President

Terms & Definitions
-------------------

Average Annual Total Return
A standardized measurement of the return (yield and appreciation) earned by the fund on an annual basis.

Contingent Deferred Sales Charge (CDSC)
A charge applied at the time of the redemption of which assumes redemption at the end of the period.

Coupon Rate or Face Rate
The rate of interest annually payable based on the face amount of the bond; expressed as a percentage.

Lehman Brothers Municipal Bond Index
An unmanaged list of long-term, fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market. The index does not take into account brokerage commissions or other costs, may include bonds different from those in the fund, and may pose different risks than the fund.

Market Value
Actual (or estimated) price at which a bond trades in the market place.

Maturity
A measure of the term or life of a bond in years. When a bond "matures", the issuer repays the principal.

Net Asset Value (NAV)
The value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Quality Ratings
A designation assigned by independent rating companies to give a relative indication of a bonds' credit worthiness. "AAA", "AA" and "A" indicate investment grade securities. Ratings can range from a high of "AAA" to a low of "D".

Total Return
Measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in the fund's portfolio for the period, assuming the reinvestment of all dividends. It represents the aggregate percentage or dollar value change over the period.

PERFORMANCE AND COMPOSITION
---------------------------

Portfolio Ratings
(based on Total Long-Term Investments)
--------------------------------------
[pie chart]
AAA         46.6
AA          12.1
A           14.4
BBB          4.2
NR          22.7

Quality ratings reflect the financial strength of the issuer. They are Assigned by independent rating services such as Moody's Investors Services And standard & Poor's. Non-rated bonds have been determined to be of Appropriate quality for the portfolio by ND Money Management, Inc., the Investment advisor.

Portfolio Market Sectors
(As a % of Net Assets)
--------------------------
[pie chart]

HC-Health Care           18.6
H-Housing                18.2
GO-General Obligation    17.4
U-Utilities              11.6
I-Industrial              8.3
O-Other                   8.5
RE-Real Estate            7.7
S-School                  4.3
WS-Water/Sewer            3.4
T-Transportation          2.0

Market sectors are breakdowns of the Fund's portfolio holdings into specific Investment classes.

Comparative Index Graph
------------------------
[line graph]

             Comparison of change in value of a $10,000 investment in the South Dakota Tax-Free Fund and the Lehman Bros. Municipal Bond Index

              South Dakota              South Dakota          Lehman Bros
              Tax-Free Fund             Tax-Free Fund         Municipal Bond
              W/0 CDSC                  W/max CDSC            Index
---------------------------------------------------------------------------
4/5/1994      $10,000                   $10,000               $10,000
1994          $10,280                   $ 9,885               $10,035
1995          $11,459                   $11,059               $11,787
1996          $12,212                   $11,912               $12,309
1997          $12,835                   $12,735               $13,442
1998          $13,334                   $13,234               $14,313

Average Annual Total Returns

                         For periods ending December 31, 1998
                         -------------------------------------
                                                             Since Inception
                  1 year                5 year              (April 5, 1994)
                  ----------------------------------------------------------
Without CDSC      3.88%                 N/A                       6.26%
With CDSC         (.08%)                N/A                       6.09%

Putting Performance into Perspective
The graph comparing your Fund's performance to a benchmark index provides you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Lehman Brothers index is a national index representative of the national municipal bond market whereas the Fund concentrates its investments in South Dakota municipal bonds. Your Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities necessary to match the index. And, if they could, they would incur transaction costs and other expenses. All Fund and benchmark returns include reinvested dividends. Returns are historical and are not a guarantee of future results. The Fund's share price, yields and total returns will vary, so that shares, when redeemed, may be worth more or less than their original cost.

Key Statistics
---------------

12-31-97 NAV (share value)    $10.49
12-31-98 NAV                  $10.38
Average Maturity               17.7 years
Number of Issues               35
Total Net Assets              $7,748,258


Schedule of Investments December 31, 1998

Name of Issuer
Percentages represent the                                     Rating
market value of each                                          Moody's/     Coupon                    Principal         Market
investment category to total net assets                       S&P           Rate       Maturity      Amount            Value
-------------------------------------------------------------------------------------------------------------------------------
SOUTH DAKOTA MUNICIPAL BONDS(91.4%)

Belle Fourche, SD School Dist. #9-1 G.O. FSA                  Aaa/NR       5.500%	     01/15/18     $  100,000      $   104,688
Dakota Valley, SD (N. Sioux City) School Dist. #61-8 G.O.      NR/NR       6.000      07/01/12        100,000          103,249
Dakota Valley, SD (N. Sioux City) School Dist. #61-8 G.O.      NR/NR       5.650      07/01/14        200,000          203,936
Deadwood, SD Sewer, Water and Impvt. Capital Outlay            NR/NR       6.750      11/01/03        250,000          261,658
#Grant Cty., SD (Northwestern Public. Svc.) PCR MBIA          Aaa/AAA      5.900      06/01/23        400,000          429,568
Hamlin, SD School Dist. #28-3 Capital Outlay                   NR/NR       5.700      10/01/15        120,000          122,657
Hamlin, SD School Dist. #28-3 G.O.                             NR/NR       6.100      12/15/15        140,000          143,917
#Heartland Consumers Power Dist., Elec. Rev. FSA              Aaa/AAA      6.000      01/01/09        200,000          226,426
*Heartland Consumers Power Dist., Elec. Rev. FSA              Aaa/AAA      6.000      01/01/17        400,000          460,040
Henry, SD School Dist. #14-2 School Blding. G.O.               NR/NR       6.450      01/01/12         75,000           81,527
Minnehaha Cty., SD Capital Outlay                            Aa-1/NR       6.000      12/01/12        100,000          107,997
Mitchell, SD School Dist. #17-2 Capital Outlay                 NR/A        6.200      01/15/13         60,000           65,387
Newell, SD School Dist. #09-2 Capital Outlay                   NR/NR       6.000      01/01/17        300,000          318,945
Northwestern School Dist. #56-3 Capital Outlay                 NR/A        6.800      01/15/13        100,000          112,936
Pierre, SD Sales Tax Ref. Rev.                                 NR/NR       6.000      10/01/14        200,000          212,050
Rapid City, SD Parking Rev.                                 Baa-1/NR       5.700      12/01/18        150,000          155,315
Rapid City, SD School Dist. #51-4 Capital Outlay MBIA         Aaa/AAA      6.200      01/01/12        100,000          108,596
SD Conservancy Dist. (State Revolving Fund) Rev.             Aa-3/NR       5.625      08/01/17        200,000          210,250
*SD Hlth. & Educ. Auth. (Crippled Childrens) Rev.              NR/A+       7.100      07/01/09        260,000          261,040
*SD Hlth. & Educ. Auth. (St. Luke's/Midland) Rev. MBIA        Aaa/AAA      6.625      07/01/11        250,000          269,340
SD Hlth. & Educ. Auth. (Vocational Educ.) Rev.                A-1/NR       6.700      08/01/22        150,000          167,201
SD Hlth. & Educ. Facs. Auth. (Huron Medl. Ctr.) Rev.           NR/BBB      7.250      04/01/20        125,000          140,648
SD Hlth. & Educ. Facs. Auth. (Univ. of Sioux Falls) Rev.       NR/NR       7.100      04/01/15        150,000          164,157
SD Hlth. & Educ. Facs. Auth. (Rapid City Regl.) MBIA          Aaa/AAA      5.000      09/01/22        400,000          394,324
SD Hlth. & Educ. Facs. Auth. (Rapid City Regl.) MBIA          Aaa/AAA      7.000      09/01/14         45,000           47,248
SD Hsg. Devl. Auth. Homeownership Mrtge.                     Aa-1/AAA      6.550      05/01/14         95,000          102,193
SD Hsg. Devl. Auth. Homeownership Mrtge.                     Aa-1/AAA      6.600      05/01/17        190,000          203,353
SD Hsg. Devl. Auth. Homeownership Mrtge.                     Aa-1/AAA      6.000      05/01/21        200,000          208,950
SD Hsg. Devl. Auth. Homeownership Mrtge.                     Aa-1/AAA      6.100      05/01/17        100,000          106,944
SD Hsg. Devl. Auth. Homeownership Mrtge.                     Aa-1/AAA      5.400      05/01/24        400,000          404,884
SD Hsg. Devl. Auth. Rev.                                       Aa/NR       6.700      04/01/20        370,000          382,550
SD State Lease Rev. Capital Outlay FSA                        Aaa/AAA      6.500      09/01/08        200,000          231,624
*SD Student Loan Finance Corp. Student Loan Notes               A/NR       6.550      08/01/20        300,000          330,003
Sioux Falls, SD School Dist. #49-5 G.O.                        Aa/NR       5.500      07/01/20        150,000          157,979
Winner, SD School Dist. #59-2 Capital Outlay                   NR/A        6.200      01/15/10         75,000           81,380
                                                                                                                --------------
SOUTH DAKOTA MUNICIPAL BONDS (COST: $6,677,344)                                                                 $    7,082,958
                                                                                                                --------------
SHORT-TERM SECURITIES (6.4%)
 Federated Tax-Free Fund #15                                                                                    $      256,403
 Federated Intermediate Municipal Trust #78                                                                            238,980
                                                                                                                 -------------
TOTAL SHORT-TERM SECURITIES (COST: $495,705)                                                                    $      495,383
                                                                                                                --------------
TOTAL INVESTMENTS IN SECURITIES (COST: $7,173,049)                                                              $    7,578,341
OTHER ASSETS LESS LIABILITIES                                                                                          169,917
                                                                                                                --------------
NET ASSETS                                                                                                      $    7,748,258
                                                                                                                ==============

*Indicates bonds are segregated by the custodian to cover when-issued or delayed-delivery purchases.

#Indicates bonds are segregated by the custodian to cover initial margin requirements.

FOOTNOTE: Non-rated (NR) securities have been determined to be of investment grade quality by the Fund's Manager.

The accompanying notes are an integral part of these financial statements.

 Financial Statements December 31,1998

Statement of Assets and Liabilities December 31, 1998
------------------------------------------------------

ASSETS
     Investments in securities, at value (cost: $7,173,049)       $    7,578,341
     Receivable for fund shares sold                                      25,000
     Accrued dividends receivable                                          1,299
     Accrued interest receivable                                         133,399
     Variation margin                                                     49,834
                                                                  --------------
        Total Assets                                              $    7,787,873
                                                                  --------------

LIABILITIES
     Dividends payable                                            $       30,191
     Accrued expenses                                                      9,424
                                                                  --------------
Total Liabilities                                                 $       39,615
                                                                  --------------

NET ASSETS                                                        $    7,748,258
                                                                  ==============

Net assets are represented by:
     Capital stock outstanding, at par              $        746
     Additional paid-in capital                        7,543,832
     Accumulated undistributed net realized
     gain(loss) on investments                          (201,612)
     Unrealized appreciation on investments              405,292
                                                     ------------
          Total amount representing net
          assets applicable to 746,382 outstanding
          shares of $.001 par value common stock
          (200,000,000  shares authorized)          $  7,748,258
                                                    =============
Net asset value per share                           $   10.38
                                                    =============

Statement of Operations for the year ended December 31, 1998
------------------------------------------------------------

INVESTMENT INCOME
    Interest                                 $     413,156
    Dividends                                        8,613
                                             -------------
         Total Investment Income             $     421,769
                                             -------------
EXPENSES
    Investment advisory fees                 $       7,592
    Distribution fees (12b-1)                       37,238
    Custodian fees                                   2,292
    Transfer agent fees                             11,905
    Accounting service fees                         27,686
    Professional fees                                5,355
    Reports to shareholders                          1,250
    Directors fees                                   1,842
    Transfer agent out of pocket                     1,159
    License, fees, and registrations                   500
                                             -------------
        Total expenses                       $      96,819
                                             -------------
NET INVESTMENT INCOME                        $     324,950
                                             -------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FUTURES
    Net realized gain (loss) from:
    Investment transactions                  $      28,204
    Futures transactions                          (111,760)
    Net change in unrealized appreciation
   (depreciation) of:
    Investments                                      4,745
    Futures                                         43,592
                                              ------------
         Net Realized And Unrealized
         Gain (Loss) On Investments
         and Futures                         $     (35,219)
                                             --------------
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                    $     289,731
                                             ==============

The accompanying notes are an integral part of these financial statements.

Financial Statements December 31, 1998


Statement of Changes in Net Assets for the years ended
December 31, 1998 and 1997
-------------------------------------------------------

                                                             For The                 For The
                                                             Year Ended              Year Ended
                                                             December 31,            December 31,
                                                             1998                     1997
                                                             ---------------         ---------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
    Net investment income                                    $     324,950           $     323,688
    Net realized gain (loss) on investment and
    futures transactions                                           (83,556)               (157,311)
    Net change inunrealized appreciation (depreciation) on
    investments and futures                                         48,337                 173,630
                                                             --------------          --------------
         Net Increase (Decrease) in Net Assets
         Resulting From Operations                           $     289,731           $     340,007
                                                             --------------          --------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
    Dividends from net investment
    income(.46 and .53, respectively)                        $    (324,950)         $    (323,688)
    Return of capital distributions
    (.05 and .04, respectively)                                    (37,238)               (26,399)
    Distributions from net realized gain on
    investment transactions                                              0                      0
                                                             --------------          --------------
         Total Dividends and Distributions                   $    (362,188)         $    (350,087)
                                                             ---------------         --------------
CAPITAL SHARE TRANSACTIONS
    Proceeds from sale of shares                             $   1,063,581          $     988,297
    Proceeds from reinvested dividends                             230,313                209,007
    Cost of shares redeemed                                       (803,533)              (253,697)
                                                             -------------          --------------
          Net Increase (Decrease) in Net Assets Resulting
          From Capital Share Transactions                    $     490,361           $    943,607
                                                             -------------          ---------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                      $     417,904           $    933,527

NET ASSETS, BEGINNING OF PERIOD                                  7,330,354              6,396,827
                                                             -------------          -------------
NET ASSETS, END OF PERIOD                                    $   7,748,258           $  7,330,354
                                                             =============          =============

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements December 31, 1998


Note 1.ORGANIZATION
        South Dakota Tax-Free Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund incorporated under the laws of the State of North Dakota on October 1, 1993 and commenced operations on April 5, 1994. The Fund's objective is to provide as high a level of current income exempt from federal and any future South Dakota income taxes as is consistent with preservation of capital. The Fund will seek to achieve this by investing primarily in a portfolio of South Dakota tax-exempt securities.

       Shares of the Fund are offered with no initial sales charge. Shares may be subject to a contingent deferred sales charge, if those shares are redeemed within five years of purchase.

Note 2.SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
       Investment security valuation - Securities for which quotations are not readily available (which will constitute a majority of the securities held by the Fund) are valued using a matrix system at fair value as determined by ND Money Management. The matrix system has been developed based on procedures approved by the Board of Directors which include consideration of the following: yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications as to value from dealers and general market conditions. Because the market value of securities can only be established by agreement between parties in a sales transaction, and because of the uncertainty inherent in the valuation process, the fair values as determined may differ from the values that would have been used had a ready market for the securities existed. The Fund follows industry practice and records security transactions on the trade date.

       The Fund concentrates its investments in a single state. This concentration may result in the Fund investing a relatively high percentage of its assets in a limited number of issuers.

    Federal income taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies, and to distribute all of its net investment income and any net realized gain on investments, to its shareholders. Therefore, no provision for income taxes is required. The Fund has available at December 31, 1998, a net capital loss carryforward totaling $201,612 which may be used to offset capital gains realized during subsequent years through December 31, 2006.

       Distributions to shareholders - Dividends from net investment income, declared daily and payable monthly, are reinvested in additional shares of the Fund at net asset value or paid in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

       Investment income - Dividend income is recognized on the ex-dividend date and interest income is recognized daily on an accrual basis. Premiums and discounts on securities purchased are amortized using the effective interest method over the life of the respective securities, unless callable, in which case they are amortized to the earliest call date.

Futures contracts - The Fund may purchase and sell financial futures contracts to hedge against changes in the values of tax-exempt municipal securities the Fund owns or expects to purchase.

A futures contract is an agreement between two parties to buy or sell units of a particular index or a certain amount of U.S. Government or municipal securities at a set price on a future date. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirement of the futures exchange on which the contract is traded. Subsequent payments ("variation margin") are made or received by the Fund, dependent on the fluctuations in the value of the underlying index. Daily fluctuations in value are recorded for financial reporting purposes as unrealized gains or losses by the fund. When entering into a closing transaction, the Fund will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contracts sold and the futures contracts to buy. Unrealized appreciation (depreciation) related to open futures contracts is required to be treated as realized gain (loss) for Federal income tax purposes.

       Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Schedule of Investments. The Statement of Assets and Liabilities reflects a receivable or payable for the daily mark to market for variation margin.

Certain risks may arise upon entering into futures contracts. These risks may include changes in the value of the futures contracts that may not directly correlate with changes in the value of the underlying securities.

At December 31, 1998, the Fund had outstanding futures contracts to sell debt securities as follows:

 Contracts to Sell     Expiration      Number of                 Valuations as of                Unrealized
                         Date       Futures Contracts           December 31, 1998     Appreciation (Depreciation)
-----------------------------------------------------------------------------------------------------------------
U.S. Treasury Notes     03/99            10                           $49,834                       $17,802

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Reclassifications - Certain prior year amounts have been reclassified to conform to the current year presentation.

Note 3.CAPITAL SHARE TRANSACTIONS
As of December 31, 1998, there were 200,000,000 shares of $.001 par value authorized; 746,382 and 698,991 shares were outstanding at December 31, 1998 and December 31, 1997, respectively. Transactions in capital shares were as follows:

                                                Shares

                                        For the Year           For The Year
                                           Ended                  Ended
                                      December 31, 1998      December 31, 1997
                                      ----------------------------------------
Shares sold                            102,248              94,215
Shares issued on reinvestment
of dividends                            22,109              19,917
Shares redeemed                        (76,966)            (24,180)
                                  ---------------        ----------------
Net increase(decrease)                  47,391              89,952
                                       ===============         ===============

Note 4. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
        ND Money Management, Inc., the Fund's investment adviser, ND Capital, Inc., the Fund's underwriter, and ND Resources, Inc., the Fund's transfer and accounting services agent, are subsidiaries of ND Holdings, Inc., the Fund's sponsor.

The Fund has engaged ND Money Management, Inc., to provide investment advisory and management services to the Fund. The Investment Advisory Agreement provides for fees to be computed at an annual rate of 0.60% of the Fund's average daily net assets. The Fund has recognized $7,592 of investment advisory fees after partial waiver for the year ended December 31, 1998. The Fund has a payable to ND Money Management, Inc. of $1,195 at December 31, 1998 for investment advisory fees. Certain officers and directors of the Fund are also officers and directors of the investment adviser.

       The Fund has adopted a distribution plan (the Plan) pursuant to Rule 12b-1 under the 1940 Act, whereby the Fund shall pay to ND Capital, Inc. (Capital), its principal underwriter, an annual fee for certain expenses incurred by Capital in connection with the distribution of the Fund's shares. The annual fee paid to Capital under the Plan is calculated daily and paid monthly by the Fund at the annual rate of 0.75% of the average daily net assets of the Fund. The Fund has recognized $37,238 of 12b-1 fee expenses after partial waiver for the year ended December 31, 1998. The Fund has a payable to Capital of $3,174 at December 31, 1998 for 12b-1 fees.

       ND Resources, Inc., (the transfer agent), provides shareholder services for a monthly fee equal to an annual rate of 0.16% of the Fund's first $10 million of net assets, 0.13% of the Fund's net assets on the next $15 million, 0.11% of the Fund's net assets on the next $15 million, 0.10% of the Fund's net assets on the next $10 million, and 0.09% of the Fund's net assets in excess of $50 million. The Fund has recognized $11,905 of transfer agency fees for the year ended December 31, 1998. The Fund has a payable to ND Resources, Inc. of $1,001 at December 31, 1998 for transfer agency fees. ND Resources, Inc. also acts as the Fund's accounting services agent for a monthly fee equal to the sum of a fixed fee of $2,000, and a variable fee equal to 0.05% of the Fund's average daily net assets on an annual basis for the Fund's first $50 million and at a lower rate on the average daily net assets in excess of $50 million. The Fund has recognized $27,686 of accounting service fees for the year ended December 31, 1998. The Fund has a payable to ND Resources, Inc. of $2,308 at December 31, 1998 for accounting service fees.


Note 5. INVESTMENT SECURITY TRANSACTIONS
        The cost of purchases and proceeds from the sales of investment securities (excluding short-term securities) aggregated $1,131,312 and $1,223,659, respectively, for the year ended December 31, 1998.

Note 6. INVESTMENT IN SECURITIES
        At December 31, 1998, the aggregate cost of securities for federal income tax purposes was $7,173,049 and the net unrealized appreciation of investments based on the cost was $405,292, which is comprised of $405,745 aggregate gross unrealized appreciation and $453 aggregate gross unrealized depreciation.

Financial Highlights Selected per share data and ratios for the period indicated
----------------------------------------------------------------------

                                                                                         For The
                                 For The          For The     For The       For The     Period Since
                                Year Ended        Year Ended  Year ended    Year Ended  Inception(April
                                 Dec. 31,         Dec. 31,    Dec. 31,      Dec. 31,    5, 1994) Through
                                 1998             1997         1996         1995        Dec. 31, 1994
                             ---------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD               $   10.49       $   10.50    $   10.39    $   9.86    $   10.00
                              ---------------------------------------------------------------------
Income from Investment
Operations:
     Net investment income        $     .46       $     .53    $     .52    $    .55    $     .39
    Net realized and
    unrealized gain (loss)
    on investment and
    futures transactions             (.06)             .03          .14         .55         (.11)
                                  -----------------------------------------------------------------
Total Income(Loss) From
Investment Operations             $    .40        $     .56    $     .66     $  1.10    $     .28
                                  -----------------------------------------------------------------
Less Distributions:
     Dividends from net
     investment income            $   (.46)       $    (.53)   $   (.52)     $  (.55)   $    (.39)
     Return of capital
     Distributions                    (.05)            (.04)       (.03)        (.02)        (.02)
     Distributoins from net
     realized gain                     .00              .00         .00          .00         (.01)
                                  -----------------------------------------------------------------
         Total Distributions      $   (.51)       $    (.57)   $   (.55)     $  (.57)   $    (.42)
                                  -----------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD    $  10.38        $   10.49    $  10.50      $  10.39   $    9.86
                                  =================================================================

Total Return                          3.88%(A)         5.10%(A)    6.58%(A)     11.47%(A)    3.72%(A)


Ratios/Supplemental Data:
     Net assets, end of period
    (in thousands)                $7,748          $  7,330     $  6,397      $  5,163   $  2,890
    Ratio of net expenses
   (after expense assumption)
    to average net assets         1.30%             1.17%(C)     0.93%(C)      0.61%(C)    0.46%(B)
    Ratio of net investment
    income to average net assets  4.36%            4.70%         5.01%         5.35%       5.62%(B)
    Portfolio turnover rate      15.75%            3.35%         2.47%         0.66%      31.32%

(A) Excludes contingent deferred sales charge of 4%.
(B) Ratio was annualized.
(C) During the periods indicated above, ND Holdings, Inc. assumed expenses of
    $68,538, $54,598, $37,053, and $24,509, respectively.  If     the expenses
    had not been assumed, the annualized ratio of total expenses to average net assets would have been 2.16%, 1.88%, 1.51% and 2.15%, respectively.

The accompanying notes are an integral part of these financial statements.

INDEPENDENT AUDITOR'S REPORT

To the Shareholders and Board of Directors of South Dakota Tax Free Fund, Inc.


We have audited the accompanying statement of assets and liabilities of South Dakota Tax Free Fund, Inc. (the Fund), including the schedule of investments, as of December 31, 1998, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period since inception (April 5,1994) through December 31,1994. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in
the financial statements.    Our procedures included confirmation of
securities owned as of December 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of South Dakota Tax Free Fund, Inc. as of December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the respective periods stated in the first paragraph, in conformity with generally accepted accounting principles.



BRADY, MARTZ & ASSOCIATES, P.C.
Minot, North Dakota
February 03, 1999